AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Series Trust (the "Funds");

     WHEREAS, the following new funds will co-sub-advised by Standard & Poor's Investment Advisory Services LLC, and Mellon Capital Management Corporation:

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             JNL/S&P Moderate Retirement Strategy Fund

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          JNL/S&P Moderate Growth Retirement Strategy Fund

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              JNL/S&P Growth Retirement Strategy Fund

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     WHEREAS,  for  the  new  Funds  listed  above,  Mellon  Capital  Management
Corporation is responsible for managing the investment of portfolio assets according to the allocations developed by Standard & Poor's Investment Advisory Services LLC ("SPIAS"). Mellon Capital will direct portfolio transactions in the underlying Exchange Traded Funds, as required, to closely replicate the allocation instructions prepared by SPIAS.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.


     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 16, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 16, 2007, attached hereto.

     3. Schedule C1-C6 to the Agreement is hereby deleted and replaced in its entirety with Schedule C dated January 16, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 16th day of January, 2007.


Jackson National Asset                     Mellon Capital Management
Management, LLC                            Corporation

By:    ___________________________         By:__________________________
Name:  Andrew B. Hopping                   Name:________________________
Title: President                           Title: ______________________

                                   SCHEDULE A
                                JANUARY 16, 2007
                                     (Funds)

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                JNL/Mellon Capital Management S&P 500 Index Fund

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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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               JNL/Mellon Capital Management Small Cap Index Fund

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             JNL/Mellon Capital Management International Index Fund

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                  JNL/Mellon Capital Management Bond Index Fund

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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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                    JNL/S&P Moderate Retirement Strategy Fund

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                JNL/S&P Moderate Growth Retirement Strategy Fund

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                     JNL/S&P Growth Retirement Strategy Fund

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
                                   SCHEDULE B
                                JANUARY 16, 2007
                                 (Compensation)

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  JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  First $50 million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Next $50 million                                                0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------
  ----------------------------------------------------------------------------

  JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  First $50 million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Next $50 million                                                0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

  ----------------------------------------------------------------------------

  JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  First $50 million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Next $50 million                                                0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------
  ----------------------------------------------------------------------------

  JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  First $50 million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Next $50 million                                                0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

  ----------------------------------------------------------------------------

  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  First $50 million                                               0.12%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Next $50 million                                                0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

  ----------------------------------------------------------------------------

   JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $0 to $50 million                                               0.25%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $50 million                                                0.20%
  ------------------------------------------------------- --------------------
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  JNL/S&P MODERATE RETIREMENT STRATEGY FUND
  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $0 to $100 million                                              0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

  ----------------------------------------------------------------------------

  JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $0 to $100 million                                              0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

  ----------------------------------------------------------------------------

   JNL/S&P GROWTH RETIREMENT STRATEGY FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------
  AVERAGE DAILY NET ASSETS                                ANNUAL RATE
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $0 to $100 million                                              0.06%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  $100 to $750 million                                            0.03%
  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------
  Over $750 million                                              0.015%
  ------------------------------------------------------- --------------------

                                   SCHEDULE C
                                JANUARY 16, 2007
                             (Investment Objectives)
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                JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

The JNL/Mellon Capital Management S&P 500 Index Fund seeks to match the performance of the S&P 500(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of large domestic companies.

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             JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

The JNL/Mellon Capital Management S&P 400 MidCap Index Fund seeks to match the performance of the S&P 400(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic companies.
-------------------------------------------------------------------------------
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               JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

The JNL/Mellon Capital Management Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index with minimal tracking error. The strategy is constructed to mirror the index to provide long-term capital growth by investing in equity securities of small size domestic companies.

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             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

The JNL/Mellon Capital Management International Index Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the Index.

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                  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

The  JNL/Mellon   Capital   Management  Bond  Index  Fund  seeks  to  match  the
characteristics and performance of the Lehman Brothers Aggregate Index with minimal tracking error. The strategy is constructed to mirror the Index to provide safety of principal and a moderate rate of income by investing in domestic fixed income instruments (bonds).

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         JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected returns while maintaining overall index characteristics.

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                    JNL/S&P MODERATE RETIREMENT STRATEGY FUND

The JNL/S&P Moderate Retirement Strategy Fund seeks capital growth, and secondarily, seeks current income by investing in Underlying Exchange Traded Funds ("ETFs").

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                JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

The JNL/S&P Moderate Growth Retirement Strategy Fund seeks capital growth and current income by investing in Underlying Exchange Traded Funds ("ETFs").

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                     JNL/S&P GROWTH RETIREMENT STRATEGY FUND

The  JNL/S&P  Growth  Retirement   Strategy  Fund  seeks  capital  growth,   and
secondarily, seeks current income by investing in Underlying Exchange Traded Funds ("ETFs").

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